SUB-ITEM 77I TERMS OF NEW OR AMENDED SECURITIES

Incorporated by reference to exhibit (n) to post-effective amendment no. 12 to the Registrant's registration statement filed on Form Type 485APOS on December 22, 2000 (Accession No. 0000927016-00-004464).